Exhibit 10(iii).29

AMENDMENT TO THE 1999

AMENDED AND RESTATED EQUITY PARTICIPATION PLAN

OF

SAFEWAY INC.

Adopted by the Board of Directors on June 2, 2004

Safeway Inc., a Delaware corporation (the “Company”), adopted The 1999 Amended and Restated Equity Participation Plan of Safeway Inc. (the “Plan”), effective upon the approval of the Plan by the stockholders of the Company. The stockholders of the Company approved the Plan at the Company’s meeting of stockholders held on May 11, 1999. The Plan was amended to increase the aggregate number of shares of Common Stock issuable under the Plan by an amendment to the Plan adopted by the Board on February 25, 2003, and such amendment was approved at the Company’s annual meeting of stockholders on May 15, 2003. The Plan was further amended by the Board of Directors on February 26, 2004 and May 2, 2004. The Company desires to amend the Plan to modify certain provisions of the Plan relating to Independent Directors (as defined in the Plan) and the Options (as defined in the Plan) to be granted to Independent Directors.

Pursuant to Section 11.2 of the Plan, the Board of Directors of the Company (the “Board”) hereby adopts this Amendment to the Plan, effective as of June 2, 2004, subject to the approval of this Amendment by the stockholders of the Company within 12 months of such adoption.

Commencing on June 3, 2004, Options shall be granted to Independent Directors under the terms and conditions of the Plan (as amended by this Amendment). Each Option granted to an Independent Director under the Plan (as amended by this Amendment) shall not be exercisable by the Independent Director (or any other holder thereof), unless and until this Amendment is approved by the stockholders of the Company in accordance with the Plan. In the event that the stockholders of the Company fail to approve this Amendment in accordance with the terms of the Plan, any Option granted to an Independent Director under the Plan (as amended by this Amendment) shall immediately terminate and be null and void.

This Amendment shall be presented to the stockholders of the Company at the annual meeting of stockholders next following the adoption of this Amendment. In the event that the stockholders of the Company fail to approve this Amendment at such meeting of stockholders, this Amendment shall cease to be effective as of June 2, 2004, and shall be null and void, and the Plan (as in effect prior to this Amendment) shall be and remain in full force and effect in accordance with the terms thereof. In such event, the Company shall, and shall cause each Independent Director to, comply with the provisions of the Plan (as in effect prior to this Amendment) as soon as reasonably practicable.

1. Section 1.29 of the Plan is hereby amended to delete the provisions thereof and to reserve such Section.

2. Section 4.5 of the Plan is hereby amended to read in its entirety as follows:

4.5. Granting of Options to Independent Directors. Any Independent Director who is initially elected or appointed to the Board shall, upon the date of such election or appointment, be granted an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 11.3).

3. Section 5.4 of the Plan is hereby amended to read in its entirety as follows:

5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director under Section 4.5 shall be set by the Board; provided, however, that such price shall be no less than 100% of the fair market value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall become exercisable in cumulative annual installments of one-third on each of the first, second and third anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent director shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

4. Section 11.4 of the Plan is hereby amended to delete the provisions thereof and to reserve such Section.

5. The Plan is hereby amended to delete Schedule I thereto.

IN WITNESS WHEREOF, the Board of Directors of Safeway Inc. has hereunder adopted this Amendment to the Plan as indicated by the signature of the duly authorized officer of Safeway Inc. this 2nd day of June, 2004.

SAFEWAY INC.

By:	/s/ Linda C. Sayler
Name:	Linda C. Sayler
Title:	Secretary

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